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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 22, 2014
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

Ex Parte Communications

On December 22, 2014, Pacific Gas and Electric Company, a subsidiary of PG&E Corporation, (“Utility”) notified the California Public Utilities Commission (“CPUC”) of 12 email communications that the Utility believes could constitute ex parte communications under the CPUC's rules.  These communications are in addition to the communications previously reported to the CPUC on September 15 and October 6, 2014.

The reported communications occurred in the following CPUC proceedings:

•	The three investigations pending against the Utility relating to natural gas transmission matters: CPUC Docket Numbers: I. 11-02-016, I.11-11-009, and I. 12-01-007.
•	Post-2008 Energy Efficiency Policies and Programs: CPUC Docket Number: R.09-11-014
•	The Utility’s 2014 General Rate Case: CPUC Docket Number: A.12-11-009
•	Gas Safety Rulemaking (the Utility’s Pipeline Safety Enhancement Plan): CPUC Docket Number: R.11-02-019
•	The Utility’s application seeking approval related to the Manzana wind facility: CPUC Docket Number: A.09-12-002
•	The Utility’s applications seeking approval related to the Oakley generation facility: CPUC Docket Numbers: A.09-09-021 and A.12-03-026
•	The Utility’s application seeking approval of a power purchase agreement (Russell City): CPUC Docket Number: A.08-09-007
•	Energy Efficiency Risk/ Reward Incentive Mechanism: CPUC Docket Number: R.12-01-005
•	SmartMeter Upgrade Proceeding: CPUC Docket Number: A. 07-12-009

It is uncertain whether and what form of action may be taken by the CPUC or other parties in response to these additional communications.  For more information about the risks and uncertainties related to these issues, see PG&E Corporation’s and the Utility’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and their Current Report on Form 8-K dated November 20, 2014 (and filed with the Securities and Exchange Commission on November 21, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: December 22, 2014	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: December 22, 2014	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary